Exhibit 99.1
Sidoti & Company Emerging Growth Institutional Investor Forum March 24, 2009 Robert S. Cubbin, CEO

2 Forward-Looking Statements Certain statements made by Meadowbrook Insurance Group, Inc. in this presentation may constitute forward-looking statements including, but not limited to, those statements that include the words "believes," "expects," "anticipates," "estimates," or similar expressions. Please refer to the Company's most recent 10-K, 10-Q, and other Securities and Exchange Commission filings for more information on risk factors. Actual results could differ materially. These forward- looking statements involve risks and uncertainties including, but not limited to the following: the frequency and severity of claims; uncertainties inherent in reserve estimates; catastrophic events; a change in the demand for, pricing of, availability or collectibility of reinsurance; increased rate pressure on premiums; obtainment of certain rate increases in current market conditions; investment rate of return; changes in and adherence to insurance regulation; actions taken by regulators, rating agencies or lenders; obtainment of certain processing efficiencies; changing rates of inflation; and general economic conditions. Meadowbrook is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

3 Outline The Meadowbrook Approach Diverse Business Model Strategy Driving Enterprise Value and ROE

4 The Meadowbrook Approach Our Objective To generate predictable earnings, across the market cycle, with a long term return on average equity target of 15% Our Goals are to Generate profitable underwriting results from our insurance operations Generate consistent investment income with a low-risk, high-quality portfolio Leverage invested assets to equity Generate stable, consistent fee and commission income through our agency and risk management operations and Generate free cash flow from our insurance company subsidiaries and non-regulated fee based services Strive to deliver consistent results with a balanced business model We are a specialty insurance underwriter and risk management services company that serves underserved market segments: excess and surplus lines commercial property and casualty insurance; specialty program underwriting; alternative risk transfer solutions; agency operations; and insurance administration services

Market cap: $329 million (3/19/2009) Outstanding shares: 57.3 million Weighted average shares at Q4 2008 57.8 million Book value (12/31/2008): $438.2 million Book value per share (12/31/2008): $7.64 Debt to equity: 32.2%; 13.8% excluding debentures Debt to total capital: 24.6% Price / book: 0.75 (3/19/2009) Premium Leverage GWP to GAAP surplus 1.4 to 1 NWP to GAAP surplus 1.1 to 1 GWP to Statutory surplus 1.9 to 1 NWP to Statutory surplus 1.5 to 1 Insider ownership: 7.2% (12/31/2008) 5 Pro Forma Meadowbrook Vitals Organic growth, a 2007 equity offering and the recent acquisition of ProCentury Corporation have contributed to an increase in the size and scope of our profile (12/31/2008)

6 Diversified Set of Risk Bearing and Non Risk Bearing Product and Service Offerings Agency commissions Minimal Capital Requirements Higher Capital Requirements Low Retained Risk High Retained Risk Non Risk Bearing Diverse Revenue Sources A Choice in Assumed Risk Levels Flexible Capital Allocation Alternatives Managed program revenue Quota share risk sharing Profit based commission risk sharing Fully insured program risk retention Our model provides flexibility in cycle management, risk retention and capital allocation decisions Admitted products and programs Non-admitted products and programs Risk sharing vehicles Earned Premium Revenue Commission Revenue Fee Revenue Agency Operations Segment Specialty Insurance Operations Segment

7 Powerful and Diverse Distribution Network National network of wholesale general agents Program agents and program administrators Non-Admitted Excess and Surplus Lines Admitted Programs Products Distribution Channels Specialty Product Lines Retail agent appointments for primary workers compensation USSU / Meadowbrook specialty brokerage for excess workers compensation General program administrators Retail agent appointments for surety Marine brokers and general agents for ocean marine Environmental general agents for environmental risks Construction brokers for contractor classes Our range of distribution capabilities includes general agents, program agents, independent agents, specialty retail agents, brokers and Meadowbrook agencies Brokers and retail agents for excess casualty

8 Typical Meadowbrook Offerings Mono-line Products Admitted Programs Non-admitted Excess and Surplus Lines Picture framers Music equipment stores Christian booksellers Health and fitness centers Chemical distribution Livestock Custom Harvesters Pet-sitters Oil and gas contractors Assisted care facilities Package delivery Restaurants, bars, taverns Apartments Hotels and motels Mercantile Convenience stores Contractors liability Inland marine State specific workers' compensation Public entity excess Surety Ocean marine Environmental Managed Programs Michigan Municipal League Minnesota County Insurance Trust The Builders Group Workers' Compensation Fund Alabama Forest Fund USSU-Excess Workers' Compensation

9 National Scope with Regional Perspective Bermuda Talented insurance underwriting, agency and fee-for-service resources are located throughout the country to serve various client needs Regional management effectively serves local needs Support from headquarters enables efficient resource deployment and cross-unit coordination Balance of effective local touch, with efficient national coordination Meadowbrook locations Top 10 production states 1 2 3 4 10 5 6 7 9 8

10 Capability Building Through Acquisition 1955 Founded as a retail insurance agency 2007 USSU 1985 1990 1996 1997 1998 1994 1999 2005 Star Insurance Company Savers Property and Casualty Insurance Company American Indemnity Insurance Company Association Self Insurance Services Saginaw Insurance Agency Williamsburg National Insurance Company Crest Financial Services Ameritrust Insurance Corporation Florida Preferred Administrators, Inc. Preferred Insurance Company, Ltd TPA Insurance Agency Insurance and Benefits Consultants 2008 ProCentury Corp. Retail Agency Only Core Capability Build Out Synergistic Expansion Strategic Staging of Acquisitions

Delivering Results Over Time $304 $318 $341 $438 $400 $500 Total Revenue ($M) $2 9 $38.8 $40.0 $50.0 Net Operating Income ($M) $198 $211 $270 $ $100 $200 $300 $1.1 $9.6 $13.8 $17.8 $22.0 27.9 $ $10.0 $20.0 $30.0 $- 2002 2003 2004 2005 2006 2007 2008 $- 2002 2003 2004 2005 2006 2007 2008 Shareholders’ Equity ($M) Net Operating per Share 2008 includes five months of ProCentury results 2008 includes five months of ProCentury results $0.47 $0.60 $0.74 $0.84 $0.86 $0 50 $0.75 $1.00 $ $302 $438 $300 $400 $500 Income $0.05 $0.33 0 $- $0.25 0.50 2002 2003 2004 2005 2006 2007 2008 $147 $155 $168 $177 202 $- $100 $200 2002 2003 2004 2005 2006 2007 2008 11 2007 includes $58.6M equity raise 2008 includes $122.7M equity issuance related to merger 2008 includes five months of ProCentury results 2008 includes issuance of 21.1M shares related to merge Total Revenue ($M) Net Operating Income ($M) Net Operating Income per Share Shareholders' Equity ($M)

12 Making the Model Work A Growth Platform on a Stable Foundation

13 2008 Fourth Quarter and Year End Highlights Year Ended December 31, 2008 Highlights (5 months of ProCentury) Gross written premium increased by 32.1% to $457.7 million compared to $346.5 million on a year to date basis for 2007; excluding ProCentury premium increased by 9.0% Net operating income increased 39.1% to $38.8 million and Includes $5.4 million after tax from Ike and Gustav, Excludes $11.4 million after tax from realized losses and Includes $6.3 million of amortization expense The year to date GAAP combined ratio was 93.3%, compared to 95.4% for 2007;includes 2.3 percentage points from hurricane losses and 4.5 points of favorable development on prior accident year reserves Fourth Quarter 2008 Highlights (3 months of ProCentury) Gross written premium increased by 56.9% to $138.4 million compared to $88.2 million in the fourth quarter of 2007; excluding ProCentury premium increased by 8.8% Net operating income increased 67.9% to $12.3 million Excludes $4.6 million after tax from realized losses Includes $1.7 million of amortization expense Fourth quarter GAAP combined ratio was 91.8% compared to 94.0% in the fourth quarter of 2007; includes 4.5 points of favorable development on prior accident year reserves

14 2009 Guidance and ROE Estimates GWP Range of $725M - $740M Combined Ratio Range of 95.0% - 97.0% Net income from operations $46.0M - $52.0M excluding amortization $52.0M - $58.0M Net operating income per share $0.80 - $0.90 per share excluding amortization $0.90 to $1.00 per share 2009 guidance considers uncertainty about the timing of rate stabilization and firming, an unpredictable investment climate and a shift in our business mix that includes a higher percentage of revenue from insurance underwriting operations ROE Contribution Estimates 2009 Low End 2009 Mid Point 2009 High End Combined Ratio 97.0% 96.0% 95.0% Underwriting Margin 3.0% 4.0% 5.0% x Underwriting Leverage (NEP / Beg. GAAP Equity) 1.35 1.35 1.35 ROE from Underwriting 4.1% 5.4% 6.8% NII / Cash and Invested Assets (BOY) 5.4% 5.4% 5.4% x Investment Leverage (Invested Assets / Beg. GAAP Equity) 2.44 2.44 2.44 ROE from Investments 13.1% 13.1% 13.1% ROE from Commission and Fee 3.7% 3.7% 3.7% Amortization of intangible assets contribution to ROE -1.4% -1.4% -1.4% Holding Company contribution to ROE -4.6% -5.0% -5.2% Pretax ROE 14.9% 15.8% 16.9% Effective Tax Rate 28.5% 28.5% 28.5% After Tax ROE 10.6% 11.3% 12.1%

15 Insurance Underwriting Operations Premium Distribution 2008 Pro forma Business Mix Pro forma Production YTD December 31, 2008 $725 - $740 $504 $548 $614* $584 $602 ProCentury Meadowbrook * 2006 ProCentury production includes $20.9 million due to a one-time accounting change related to the timing of recording gross written premium $313 $332 $331 $346 $378 $191 $216 $283 $238 $224 $ - $ 200 $400 $ 600 $800 2004 2005 2006 2007 2008 2009 (f) GWP $ Millions Other Liability 30% Commercial Multi - Peril 17% Workers' Compensation 23% Commercial Auto 18% Fire 3% Inland Marine 3% Med Mal 2% Other 4%

Insurance Underwriting Operations Loss and Expense Ratios p In 2009 we expect a combined ratio in the range of 95% - 97% 2008 Quarterly and 2007 YTD Combined Ratio Year over year expense ratio improvement due to reduced fronting fees leveraging 2008 Quarterly Combined Ratios 96 7% 95.4% and fixed costs Q3 2008 loss ratio includes 8.1 points from 61.2% 61.7% 61 2% 65.7% 59 5% 62 0% 75.0% 100.0% 93.9% 90.5% 91.8% 96.7% 93.3% hurricanes and only two months of Century earned premium Full year 34 2% 61.2% 59.5% 62.0% 25.0% 50.0% GAAP Loss ratio GAAP Expense ratio 2008 combined ratio includes 2.3 points from hurricanes 34.2% 32.2% 29.3% 31.0% 32.3% 31.3% 0.0% 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008 2008

17 The Insurance Company Operation Growth Platform Small to medium sized general agents, retail and specialty agents and program administrators Local and regional agents Programs with $2 - $25 million in premium volume Programs and Products Target Market Typical Distribution Licensing Alternative Solutions Admitted Programs: specialized underwriting, products and services designed for association and industry groups Non-admitted E&S Commercial Property and Casualty Products: commercial property and casualty coverage for diverse classes of business with rate and form flexibility Primarily small to medium sized businesses in underserved markets Onshore or offshore captive and rent-a-captive insurance vehicles available to provide risk sharing opportunities to partners 6 insurance companies with a variety of licenses to write on an admitted and non-admitted basis in all 50 states

18 Revenue Enhancement Opportunities of the ProCentury Merger We are already executing on revenue enhancement opportunities Meadowbrook launched a new wholesale relationship in the Midwest, which supports Century and other unaffiliated carriers Century is offering a surplus lines market for a major Meadowbrook workers' compensation partner in New England Utilization of Meadowbrook's program capabilities for Century general agents Leveraging shared infrastructure and increased size Developing Centers of Expertise for claims management Increased size and diversity benefit costs of reinsurance expense Enhanced marketing capabilities though joint business development functions Geographic expansion of Century offerings through Meadowbrook's admitted markets Executing on opportunities to leverage other niche capabilities The combined capabilities of the companies allow us to receive and evaluate more opportunities Independently, neither Meadowbrook nor Century would have been able to meet the comprehensive risk management solutions that some opportunities require

19 Agency and Fee-Based Operations Provide a Stable Foundation and Leverage of Fixed Costs Agency Operations Original foundation of the company in 1955 Operates five retail / wholesale insurance agencies Generates commission income from more than 50 unaffiliated carriers Managed Programs Primarily serving the self-insurance market Provides clients administrative and back office services Requires minimal capital Creates non-regulated liquidity to cover fixed costs and debt service Provides free cash flow for acquisitions/other capital management purposes

20 Agency and Fee-Based Operations Profile Fee Revenue Commission Revenue Gross Commission and Fee-Based Revenue Non-regulated revenue contributes to capital management flexibility, and has been a reliable source of non-risk bearing revenue and free cash flow $125 $100 $75 $50 $25 $0 2004 2005 2006 2007 2008 $32 $48 $27 $51 $30 $50 $36 $51 $33 $63 $ millions $88 $87 $91 $97 $106 Inter-company fee revenue

21 We Execute our Approach with a Focus on Underwriting Discipline We re-underwrite E&S business for accuracy and completeness We limit exposure to catastrophe-prone areas and buy reinsurance Our associates have broad and deep underwriting experience and expertise Our in-house actuarial team supports underwriting with pricing and loss analysis Our new opportunities undergo a thorough new business due diligence process Robust program controls help monitor all programs for performance We have long term relationships with high quality reinsurance partners As an underwriting company, we underwrite for predictability and profitability

22 Our Success Depends on Delivering Superior Service to Our Agents This is a relationship-based business, we compete on service, rather than solely on price or underwriting terms Speed and ease of doing business are important value propositions Appropriately managed delegations of underwriting authority helps agents quickly serve their clients Our goal is to bring new products and services to market quickly Investments in web-based applications for agents are a high priority We manage our distribution partnerships in order to maintain strong relationships and avoid channel conflict Diverse capabilities allow us to offer distribution flexibility to suit the opportunity

23 We Maintain a High Quality, Low Risk Investment Portfolio We maintain a conservative investment portfolio Portfolio Allocation and Quality Low equity risk exposure 98% fixed income and cash 2% equity High credit quality 99% of bonds are investment grade Average S&P rating of AA+ Fixed income duration is 4.5 years matched to liability duration of 2.5 years December 31, 2008 Managed portfolio, excludes cash % Allocation Avg. Moody's Avg. S&P Fixed Income Short Term 6% AAA US Government and Agencies 5% Aaa AAA Corporate 13% A2 A Mortgage and Asset Backed 29% Aaa AAA Municipal 45% Aa2 AA+ Equities Preferred Stock 1% Mutual Funds 1%

24 Focus on Generating Consistent Investment Income Pre-tax Net Investment Income ($M) We anticipate continued pressure on yields in 2009, and expect pre-tax net investment income in a range of $49 - $50 million 2008 average pre-tax yield was 4.3% compared to 4.5% in 2007 Pre-tax yields on new purchases in the first quarter in a range of 5.0% - 5.5% 2008 full year OTTI of $11.4 million on a $1.1 billion portfolio $49 - $50 $15 $18 $22 $26 $37 $0 $10 $20 $30 $40 $50 2004 2005 2006 2007 2008 2009 (f) $ millions

25 Driving Enterprise Value and ROE Balanced model provides opportunities across market cycles Increase underwriting leverage through selective revenue enhancement opportunities between admitted and non-admitted products Increase fee-for service income through new opportunities and margin expansion as amortization runs off Increase investment leverage through cash from operations and extending duration of reserves and invested assets Reduce expenses through leveraging fixed costs over a larger revenue base Expansion of product, geographic and program diversification

Questions